EX-99.B5.a. Application

Allianz Life Insurance Company of New York
Home Office: New York, NY
Administrative Office:
NW 5990
PO Box 1450
Minneapolis, MN 55485-5990
800.624.0197
[Allianz VisionSM] Variable Annuity Application
Individual flexible purchase payment variable deferred annuity application. Issued by Allianz Life Insurance Company of New York (Allianz Life of NY), New York, NY
[GA____________________]
1. Account registration
Ownership is ■ Individual		■ Qualified plan	■ Custodian	■ Trust (Include the date of trust in the name.)
■ Charitable Trust		■ Other__________
Owner
Individual Owner first name		MI		Last name	Jr., Sr., III

Non-individual owner name (Attach Non- Individual Ownership form or Qualified Plan Acknowledgement form if applicable.)
Social Security Number or Tax ID Number
Mailing address				Email address
City		State		ZIP code	Home telephone number
Street address (required if a PO Box was used for mailing address)
City		State		ZIP code
Gender	■ Male	Date of birth (mm/dd/yyyy)		Are you a non-resident alien?
	■ Female			■ Yes (Attach W8 BEN) ■ No
Joint Owner
First name			MI	Last name	Jr., Sr., III

Mailing address				Email address
City		State		ZIP code	Telephone number
Gender	■ Male	Date of birth (mm/dd/yyyy)		Are you a non-resident alien?
	■ Female			■ Yes (Attach W8 BEN) ■ No
Relationship to Owner				Social Security Number
Annuitant (Complete if different from Owner.)
First name			MI	Last name	Jr., Sr., III

Mailing address				Email address
City		State		ZIP code	Telephone number
Street address (required if a PO Box was used for mailing address)
City		State		ZIP code
Gender	■ Male	Social Security Number		Date of birth (mm/dd/yyyy)	Are you a non-resident alien?
	■ Female			■ Yes (Attach W8 BEN) ■ No

F60001-NY02	Page 1 of 8	[(R-9/2012)]

2. Purchase Payment (This section must be completed.)
Make check payable to Allianz Life® of NY
Source of purchase payment. Select only one.
■ Nonqualified	■ Qualified Account type(s) at prior carrier:______________________(e.g. 403B, IRA, 401K, etc.)

Select and complete all that apply below.

■  Purchase Payment enclosed with application. (Include replacement forms if required.)
Amount enclosed: $__________

■  This Contract will be funded by a 1035 exchange, tax qualified transfer/rollover, CD transfer, or mutual fund redemption facilitated by Allianz Life of NY. (Include replacement/transfer forms if required.)

Expected amount: $__________

■ This Contract will be funded by funds not requested or facilitated by Allianz Life of NY. (Include replacement forms if required.)
Expected amount: $__________
3. Plan specifics (This section must be completed to indicate how this Contract should be issued. These are the only available options.)
Nonqualified: ■
Qualified IRA:	■ IRA:	■ Roth IRA	■ SEP IRA	■ Roth conversion (Contribution for tax year_____))
Qualified plans:	■ 401		■ 401 one person defined benefit

4. Replacement (This section must be completed.)
Do you have existing life insurance or annuity contracts? . . . . .			. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	■ Yes	■ No
Will the annuity contract applied for replace or change existing contracts or policies? . . . . .				■ Yes	■ No
The Registered Representative must answer the replacement questions in section 11 of this application and complete the attached Appendix 11, and include any other appropriate forms.

5. Contract options - Must select only one
■ Base Contract (no additional cost)
■  Bonus Option During the accumulation phase, a 6% bonus will be credited with each Purchase Payment made prior to the Contract owner’s attained age 81. The bonus will be created on the date the Purchase Payment is allocated to the Contract. After a withdrawal of purchase payments, a bonus is only applicable to additional Purchase Payment amounts in excess of an previous Purchase Payments withdrawn. This option is only available at issue. Once you select this option, you can not cancel it. The additional M&E charge for the Bonus Option = 0.50%. The Bonus Option carries a higher and longer withdrawal charge. If this option is not selected, no additional cost will apply.

6. Optional death benefit
■  Maximum Anniversary Death Benefit This option locks in annual contract value gains to provide an increased death benefit during the Accumulation Phase. The death benefit provided by the maximum anniversary death benefit may be equal to but will never be less than the traditional death benefit available under the base contract. You must select either the Investment Protector, Income Protector, or Income Focus with this option. This option is only available at issue. Once you select this option, you can not cancel it. The additional M&E charge for maximum anniversary death benefit during the Accumulation Phase=-.30%. If this option is not selected, no additional cost will apply. The contract will provide the traditional death benefit at no additional charge.

F60001-NY02	Page 2 of 8	[(R-9/2012)]

7. Other benefits - May select only one
■ No Additional Benefit (No additional cost)
■ Investment Protector The additional rider charge for the Investment Protector = 0.95%.
Number of years to the initial Target Value Date_____
■ Income Protector (Complete Covered Person(s) information below.) The additional rider charge for the Income Protector = 1.20% for single payment and 1.20% for joint payment.
■ Income Focus (Complete Covered Person(s) information below.) The additional rider charge for the Income Focus = 1.30% for single payment and 1.30% for joint payment.
Please see the Investment Protector; Income Protector and Income Focus riders for information on how each benefit is affected by additional Purchase Payments and partial withdrawals, and when each benefit terminates.

Covered Person(s) information - Select one.
■ Single Lifetime Plus Payments or Income Focus Payments:
Name______________________________________________________________________________________
This person is: (check one)	■ Owner	■ Joint Owner	■ Annuitant, if owned by a non-individual
Date of birth: __/__/____	Gender:	■ Male	■ Female
Proof of age is required for all Covered Person(s). Identification must be a legible copy of a government recognized identification that includes the Covered Person(s) date of birth. Select the form of identification that I being submitted.

■ Drivers’ license	■ Certificate of birth	■ Passport	■ Other_________________________
OR
■ Joint Lifetime Plus Payments or Income Focus Payments:
First Covered Person’s name___________________________________________________________________
Date of birth: __/__/____	Gender:	■ Male	■ Female	Social Security Number:_______________
Proof of age is required for all Covered Person(s). Identification must be a legible copy of a government recognized identification that includes the Covered Person(s) date of birth. Select the form of identification that I being submitted.

■ Drivers’ license	■ Certificate of birth	■ Passport	■ Other_________________________
This person is: (check one)	■ Owner
■ Joint Owner
■ Annuitant, if owned by a non-individual
■ Sole primary Beneficiary (individually owned qualified and nonqualified)
■ Sole contingent Beneficiary (401 qualified plan, custodial IRA)

Second Covered Person’s name_______________________________________________________________
Relationship to first Covered Person:___________________________________________________________
Date of birth: __/__/____	Gender:	■ Male	■ Female
Proof of age is required for all Covered Person(s). Identification must be a legible copy of a government recognized identification that includes the Covered Person(s) date of birth. Select the form of identification that I being submitted.

■ Drivers’ license	■ Certificate of birth	■ Passport	■ Other_________________________
This person is: (check one)	■ Owner
■ Joint Owner
■ Sole primary Beneficiary (individually owned qualified and nonqualified)
■ Sole contingent Beneficiary (401(a) qualified plan, custodial IRA)

By selecting the Investment Protector, Income Protector, or Income Focus, I acknowledge that my selections of Investment Options are restricted as described in the rider and that Allianz Life of NY will reallocate my Contract Value in accordance with the asset allocation and transfer provisions in the rider. On each Quarterly Anniversary we will automatically readjust your balance in all of your selected Investment Options according to your future allocation instructions and your rider restrictions. If you add Investment Protector, Income Protector or Income Focus to your Contract after the issue date, we will ask you to reallocate your Contract Value to comply with current restrictions. We will not add our selected benefit to your Contract until you have reallocated your Contract Value to comply with the restrictions. These Investment Options allocation and transfer restrictions terminate when your selected benefit terminates.

F60001-NY02	Page 3 of 8	[(R-9/2012)]

7. Other benefits - May select only one (continued)
Income Protector or Income Focus may have limited usefulness in connection with contracts funding tax-qualified arrangements because partial withdrawals may be necessary to satisfy required minimum distribution rules. Partial withdrawals may proportionately reduce the guaranteed values provided by your selected benefit or cause the benefit to terminate. If the contract for which our are applying would fund a tax-qualified arrangement, you should consider whether the income benefit is appropriate for our circumstances. You should consult your tax advisor.

8. Dollar cost averaging (Optional) - Not available with Income Focus
• Select a 6 month or 12 month DCA program only if you wish to participate in dollar cost averaging.
• 100% of your initial Purchase Payment will be applied to the DCA Money Market Account.
• Your selections in the Investment Options section need to meet any restrictions for the benefit selected.
■ 6 month	■ 12 month

9. Investment Option allocations

You must make allocations in whole percentages (e.g. 33.3% or dollars are not permitted). Your are allowed 12 free transfers each contract year. This applies to transfers before and after the income date. Please see the current prospectus for Investment Option requirements.

Income Focus
Investment Options – You may select up to 8 Investment Options.
Fund of Funds	Specialty
____% AZL® MVP Balanced Index Strategy Fund	____% AZL® MVP BlackRock Global Allocation Fund
____% AZL MVP FusionSM Balanced Fund	____% AZL® MVP Franklin Templeton Founding Strategy Plus Fund
____% AZL MVP FusionSM Moderate Fund	____% AZL® MVP Invesco Equity and Income Fund
____% AZL® MVP Growth Index Strategy Fund	____% PIMCO VIT Global Multi-Asset Managed Volatility Portfolio

Total of _______% (must equal 100%)

Income Protector
Investment Options – You may select up to 15 Investment Options.

Fund of Funds	Cash Equivalent
____% AZL® MVP Balanced Index Strategy Fund	____% AZL® Money Market Fund
____% AZL MVP FusionSM Balanced Fund
____% AZL MVP FusionSM Moderate Fund	Specialty
____% AZL® MVP Growth Index Strategy Fund	____% AZL® MVP BlackRock Global Allocation Fund
____% AZL® MVP Franklin Templeton Founding Strategy Plus Fund
High Yield Bonds	____% AZL® MVP Invesco Equity and Income Fund
____% PIMCO VIT High Yield Portfolio	____% Franklin Income Securities Fund
____% PIMCO VIT All Asset Portfolio
Intermediate-Term Bonds	____% PIMCO VIT Global Multi-Asset Managed Volatility Portfolio
____% Franklin U.S. Government Fund	____% PIMCO VIT Unconstrained Bond Portfolio
____% PIMCO VIT Global Advantage Strategy Bond Portfolio
____% PIMCO VIT Real Return Portfolio
____% PIMCO VIT Total Return Portfolio
____%Templeton Global Bond Securities Fund

Total of _______% (must equal 100%

F60001-NY02	Page 4 of 8	[(R-9/2012)]

9. Investment Option allocations (Continued)
You may select up to 15 Investment Options. You must make allocations in whole percentages (e.g. 33.3% or dollars are not permitted). You are allowed 12 free transfers each contract year. This applies to transfers before and after the income date. Please see the current prospectus for Investment Option requirements.

Investment Protector

Equity
Fund of Funds	Large Blend
____% AZL Balanced Index StrategySM Fund	____% AZL® J.P. Morgan U.S. Equity Fund
____% AZL FusionSM Balanced Fund	____% AZL® MFS Investors Trust Fund
____% AZL FusionSM Conservative Fund	____% AZL® S&P 500 Index Fund
____% AZL FusionSM Growth Fund	Large Value
____% AZL FusionSM Moderate Fund	____% AZL® Davis New York Venture Fund
____% AZL Growth Index StrategySM Fund	____% AZL® Eaton Vance Large Cap Value Fund
____% Fidelity VIP FundsManager 50% Portfolio	____% AZL® Invesco Growth and Income Fund
____% Fidelity VIP FundsManager 60% Portfolio	____% Mutual Shares Securities Fund
Mid Cap	Specialty
____% AZL® Columbia Mid Cap Value Fund	____% AZL® Franklin Templeton Founding Strategy Plus Fund
____% AZL® Mid Cap Index Fund	____% AZL® Gateway Fund
____% AZL® Morgan Stanley Mid Cap Growth Fund	____% AZL® Invesco Equity and Income Fund
Large Growth	____% BlackRock Global Allocation V.I. Fund
____% AZL® BlackRock Capital Appreciation Fund	____% Franklin Income Securities Fund
____% AZL® Dreyfus Equity Growth Fund	____% PIMCO VIT All Asset Portfolio
International Equity	____% PIMCO VIT Global Multi-Asset Portfolio
____% AZL® International Index Fund
____% AZL® Invesco International Equity Fund
____% AZL® JPMorgan International Opportunities Fund
____% PIMCO EqS Pathfinder Portfolio
____% Templeton Growth Securities Fund

Fixed Income
High Yield Bonds	Cash Equivalent
____% PIMCO VIT High Yield Portfolio	____% AZL® Money Market Fund
Intermediate-Term Bonds	Specialty
____% Franklin U.S. Government Fund	____% PIMCO VIT Unconstrained Bond Portfolio
____% PIMCO VIT Global Advantage Strategy Bond Portfolio
____% PIMCO VIT Real Return Portfolio
____% PIMCO VIT Total Return Portfolio
____% Templeton Global Bond Securities Fund

Total of _______% (must equal 100%)

F60001-NY02	Page 5 of 8	[(R-9/2012)]

9. Investment Option allocations (Continued)
You may select up to 15 Investment Options. You must make allocations in whole percentages (e.g. 33.3% or dollars are not permitted). You are allowed 12 free transfers each contract year. This applies to transfers before and after the income date. Please see the current prospectus for Investment Option requirements.

No Additional Benefit

Fund of Funds	Large Value
____% AZL Balanced Index StrategySM Fund	____% AZL® Davis New York Venture Fund
____% AZL FusionSM Balanced Fund	____% AZL® Eaton Vance Large Cap Value Fund
____% AZL FusionSM Conservative Fund	____% AZL® Invesco Growth and Income Fund
____% AZL FusionSM Growth Fund	____% Mutual Shares Securities Fund
____% AZL FusionSM Moderate Fund
____% AZL Growth Index StrategySM Fund	High Yield Bonds
____% Fidelity VIP FundsManager 50% Portfolio	____% PIMCO VIT High Yield Portfolio
____% Fidelity VIP FundsManager 60% Portfolio
Intermediate-Term Bonds
Small Cap	____% Franklin U.S. Government Fund
____% AZL® Allianz AGIC Opportunity Fund	____% PIMCO VIT Global Advantage Strategy Bond Portfolio
____% AZL® Columbia Small Cap Value Fund	____% PIMCO VIT Real Return Portfolio
____% AZL® Federated Clover Small Value Fund	____% PIMCO VIT Total Return Portfolio
____% AZL® Oppenheimer Discovery Fund	____% Templeton Global Bond Securities Fund
____% AZL® Small Cap Stock Index Fund
Cash Equivalent
Mid Cap	____% AZL® Money Market Fund
____% AZL® Columbia Mid Cap Value Fund
____% AZL® Mid Cap Index Fund	Specialty
____% AZL® Morgan Stanley Mid Cap Growth Fund	____% AZL® Franklin Templeton Founding Strategy Plus Fund
____% AZL® Gateway Fund
Large Growth	____% AZL® Invesco Equity and Income Fund
____% AZL® BlackRock Capital Appreciation Fund	____% BlackRock Global Allocation V.I. Fund
____% AZL® Dreyfus Equity Growth Fund	____% Franklin Income Securities Fund
____% PIMCO VIT All Asset Portfolio
International Equity	____% PIMCO VIT Global Multi-Asset Portfolio
____% AZL® International Index Fund	____% PIMCO VIT Unconstrained Bond Portfolio
____% AZL® Invesco International Equity Fund
____% AZL® JPMorgan International Opportunities Fund
____% PIMCO EqS Pathfinder Portfolio
____% Templeton Growth Securities Fund

Large Blend
____% AZL® J.P. Morgan U.S. Equity Fund
____% AZL® MFS Investors Trust Fund
____% AZL® S&P 500 Index Fund

Total of _______% (must equal 100%)

F60001-NY02	Page 6 of 8	[(R-9/2012)]

10. Beneficiary designation (If you need additional space, attach a complete list signed by Owner(s).)
■ Primary	Percentage		Relationship	Social Security Number or Tax ID Number	Phone Number
■ Contingent
First name		MI	Last name	Date of birth (mm/dd/yyy)

Street Address			City	State	ZIP code

■ Primary	Percentage		Relationship	Social Security Number or Tax ID Number	Phone Number
■ Contingent
First name		MI	Last name	Date of birth (mm/dd/yyy)

Street Address			City	State	ZIP code

■ Primary	Percentage		Relationship	Social Security Number or Tax ID Number	Phone Number
■ Contingent
First name		MI	Last name	Date of birth (mm/dd/yyy)

Street Address			City	State	ZIP code

Non-individual Beneficiary information
■ Qualified plan	■ Custodian		■ Trust (Include the date of trust in the name.)	■ Charitable Trust	■ Other_______________
Name of plan, custodian, trust, etc:
■ Primary	Percentage		Relationship	Social Security Number or Tax ID Number	Phone Number
■ Contingent
Street Address	City			State	ZIP code

11. Registered Representative

By signing below, the Registered Representative certifies to the following:

•I am FINRA registered and state licensed for variable annuity contracts in all required jurisdictions; and I provided the Owner(s) with the most current prospectus.
•I certify that the statements of the applicant have been correctly recorded.
■  Yes ■  No  Does the applicant have an existing life insurance policy or an existing annuity contract?
■  Yes ■  No  Will this annuity replace or change an existing life insurance policy or annuity contract?
•I have provided the Owner with all appropriate disclosure and replacement requirements prior to the completion of this application.
•If this is a replacement, include a copy of each disclosure statement and a list of companies involved.

Registered Representative’s signature				B/D Rep. ID

Registered Representative’s first and last name (please print)				Percent split

Registered Representative’s signature (split case)				B/D Rep. ID

Registered Representative’s first and last name (please print) (split case)				Percent split

Registered Representative’s address				Registered Representative’s telephone number

Broker/dealer name (please print)

Authorized signature broker/dealer (if required)

Commission options (please check one) ■ A ■ B ■ C

F60001-NY02	Page 7 of 8	[(R-9/2012)]

12. Statement of applicant
By signing below, the Owner acknowledges the applicable statements mentioned above and agrees to the following:
I received a prospectus and have determined that the variable annuity applied for is not unsuitable for my investment objectives, financial situation, and financial needs. It is a long-term commitment to meet my financial needs and goals. I understand that the Contract Value and variable Annuity Payments may increase or decrease depending on the investment results of the variable Investment Options, and that under the Base Contract there is no guaranteed minimum Contract Value or variable Annuity Payment. If I selected any additional options, any guarantees provided for those options are outlined in my Contract and prospectus. To the best of my knowledge and belief, all statements and answers in this application are complete and true. It is further agreed that these statements and answers will become a part of any Contract to be issued. No representative is authorized to modify this agreement or waive any Allianz Life of NY rights or requirements.
Pursuant to Section 3 of the federal Defense of Marriage Act (“DOMA”), same-sex marriages currently are not recognized for purposes of federal law. Therefore, the favorable Income deferral options afforded by federal tax law to an opposite-sex spouse under Internal Revenue code sections 72(s) and 401(s)(9) are currently NOT available to a same-sex spouse. Same-sex spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax advisor. To the extent that an annuity contract or certificate accords to spouses other rights or benefits that are not affected by DOMA, same-sex spouses remain entitled to such rights or benefits to the same extent as any annuity holder’s spouse.
For information on current benefit features, restrictions or charges please review with your Registered Representative.
■ Please send me a statement of additional information (Also available at www.allianzlife.com/newyork)

Owner signature	Joint Owner signature

Signed at (City, State)	Signed date

Trust:_____________________________as trustee of the:______________________________ __________________
Trustee’s signature	Trust name (printed) Signed date

Power-of Attorney:_____________________________by:______________________________ __________________
Contract owner’s name	Attorney-in-fact signature Signed date

13. Home office use only
If Allianz Life Insurance Company of New York makes a change in this space in order to correct any apparent errors or omissions, it will be approved by acceptance of this Contract by the Owner(s); however, any material change must be accepted in writing by the Owner(s). Changes to this application that affect product, benefits, amount of insurance, or age require acceptance by Owner(s).
Please call Allianz of NY with any questions at 800.624.0197.

Mailing information
Applications that HAVE a check attached
Regular mail	Overnight, certified, or registered
Allianz Life Insurance Company of New York	Allianz Life Insurance Company of New York
NW 5990	NW 5990
PO Box 1450	1801 Parkview Drive
Minneapolis, MN 55485-5990	Shoreview, MN 55126
Applications that DO NOT HAVE a check attached
Regular mail	Overnight, certified, or registered
Allianz Life Insurance Company of New York	Allianz Life Insurance Company of New York
PO Box 561	5701 Golden Hills Drive
Minneapolis, MN 55440-0561	Golden Valley, MN 55416-1297

F60001-NY02	Page 8 of 8	[(R-9/2012)]